Long-Term Debt	12 Months Ended
May 26, 2013
Long-term Debt, Unclassified [Abstract]
Long-Term Debt
LONG-TERM DEBT
The components of long-term debt are as follows:

(in millions)	May 26, 2013	May 27, 2012
5.625% senior notes due October 2012	$—	$350.0
7.125% debentures due February 2016	100.0	100.0
Variable-rate term loan (1.44% at May 26, 2013) due August 2017	300.0	—
6.200% senior notes due October 2017	500.0	500.0
3.790% senior notes due August 2019	80.0	—
4.500% senior notes due October 2021	400.0	400.0
3.350% senior notes due November 2022	450.0	—
4.520% senior notes due August 2024	220.0	—
6.000% senior notes due August 2035	150.0	150.0
6.800% senior notes due October 2037	300.0	300.0
ESOP loan	—	5.9
Total long-term debt	$2,500.0	$1,805.9
Fair value hedge	1.9	3.2
Less issuance discount	(5.7)	(5.5)
Total long-term debt less issuance discount	$2,496.2	$1,803.6
Less current portion	—	(349.9)
Long-term debt, excluding current portion	$2,496.2	$1,453.7

We maintain a $750.0 million revolving Credit Agreement (Revolving Credit Agreement), with Bank of America, N.A. (BOA) as administrative agent, and the lenders and other agents party thereto. The Revolving Credit Agreement is a senior unsecured credit commitment to the Company and contains customary representations and affirmative and negative covenants (including limitations on liens and subsidiary debt and a maximum consolidated lease adjusted total debt to total capitalization ratio of 0.75 to 1.00) and events of default customary for credit facilities of this type. As of May 26, 2013, we were in compliance with the covenants under the Revolving Credit Agreement.
The Revolving Credit Agreement matures on October 3, 2016, and the proceeds may be used for commercial paper back-up, working capital and capital expenditures, the refinancing of certain indebtedness, certain acquisitions and general corporate purposes. Loans under the Revolving Credit Agreement bear interest at a rate of LIBOR plus a margin determined by reference to a ratings-based pricing grid (Applicable Margin), or the base rate (which is defined as the higher of the BOA prime rate or the Federal Funds rate plus 0.500 percent) plus the Applicable Margin. Assuming a “BBB” equivalent credit rating level, the Applicable Margin under the Revolving Credit Agreement will be 1.075 percent for LIBOR loans and 0.075 percent for base rate loans.
As of May 26, 2013, we had no outstanding balances under the Revolving Credit Agreement. As of May 26, 2013, $164.5 million of commercial paper was outstanding, which was backed by this facility. After consideration of commercial paper backed by the Revolving Credit Agreement, as of May 26, 2013, we had $585.5 million of credit available under the Revolving Credit Agreement.
On October 4, 2012, we issued $450.0 million aggregate principal amount of unsecured 3.350 percent senior notes due November 2022 (the New Senior Notes) under a registration statement filed with the Securities and Exchange Commission on October 6, 2010. Discount and issuance costs, which totaled $4.7 million, are being amortized over the term of the New Senior Notes using the straight-line method, the results of which approximate the effective interest method. Interest on the New Senior Notes is payable semi-annually in arrears on May 1 and November 1 of each year and commenced May 1, 2013. We may redeem the New Senior Notes at any time in whole or from time to time in part, at the principal amount plus a make-whole premium. If we experience a change in control triggering event, unless we have previously exercised our right to redeem the New Senior Notes, we may be required to purchase the New Senior Notes from the holders at a purchase price equal to 101 percent of their principal amount plus accrued and unpaid interest.
On August 22, 2012, we entered into a Term Loan Agreement (the Term Loan Agreement) with BOA, as administrative agent, and the lenders and other agents party thereto. During the second quarter of fiscal 2013, we made borrowings under this agreement in a total aggregate principal amount of $300.0 million. The Term Loan Agreement is a senior unsecured term loan commitment to the Company and contains customary representations, events of default and affirmative and negative covenants (including limitations on liens and subsidiary debt and a maximum consolidated lease adjusted total debt to total capitalization ratio of 0.75 to 1.00) for facilities of this type.
The Term Loan Agreement matures on August 22, 2017, and the proceeds may be used for the refinancing of certain indebtedness, certain acquisitions and general corporate purposes. The loans under the Term Loan Agreement are subject to annual amortization of principal of 5 percent, 5 percent, 5 percent and 85 percent, payable on the second, third, fourth and fifth anniversaries, respectively, of the effective date of the Term Loan Agreement. Interest rates on borrowings under the Term Loan Agreement will be based on LIBOR plus a fixed spread as described in the Term Loan Agreement and, in part, upon our credit ratings. Pricing for interest and fees under the Term Loan Agreement may be modified in the event of a change in the rating of our long-term senior unsecured debt.
On August 28, 2012, we closed on the issuance of $80.0 million unsecured 3.790 percent senior notes due August 2019 and $220.0 million unsecured 4.520 percent senior notes due August 2024, pursuant to a Note Purchase Agreement dated June 18, 2012. The Note Purchase Agreement contains customary representations, events of default and affirmative and negative covenants (including limitations on liens and priority debt and a maximum consolidated total debt to capitalization ratio of 0.75 to 1.00, as such may be adjusted in certain circumstances) for facilities of this type.
On May 15, 2013 we repaid, prior to maturity, a $4.9 million unsecured commercial bank loan which was used to support a loan from us to the Employee Stock Ownership Plan portion of the Darden Savings Plan.
The interest rates on our $500.0 million 6.200 percent senior notes due October 2017 and $300.0 million 6.800 percent senior notes due October 2037 are subject to adjustment from time to time if the debt rating assigned to such series of notes is downgraded below a certain rating level (or subsequently upgraded). The maximum adjustment is 2.000 percent above the initial interest rate and the interest rate cannot be reduced below the initial interest rate. As of May 26, 2013, no adjustments to these interest rates had been made.
All of our long-term debt currently outstanding is expected to be repaid entirely at maturity with interest being paid semi-annually over the life of the debt. The aggregate maturities of long-term debt for each of the five fiscal years subsequent to May 26, 2013, and thereafter are as follows:

(in millions)
Fiscal Year	Amount
2014	$—
2015	15.0
2016	115.0
2017	15.0
2018	755.0
Thereafter	1,600.0
Long-term debt	$2,500.0